Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended December 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(13,364,426)
Unrealized Gain (Loss) on Market Value of Futures	14,647,834
Interest Income	81,529
ETF Transaction Fees	1,400
Total Income (Loss)	$1,366,337

Expenses
Management Fees	$359,544
Professional Fees	66,470
Brokerage Commissions	35,649
Non-interested Directors' Fees and Expenses	3,306
Prepaid Insurance Expense	6,131
Total Expenses	$471,100
Net Income (Loss)	$895,237

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/15	$537,969,154
Withdrawals (450,000 Shares)	(18,228,421)
Net Income (Loss)	895,237

Net Asset Value End of Month	$520,635,970
Net Asset Value Per Share (12,850,000 Shares)	$40.52

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended December 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3)
Unrealized Gain (Loss) on Market Value of Futures	86,500
Interest Income	244
Total Income (Loss)	$86,741

Expenses
Management Fees	$1,154
Professional fees	5,545
Non-interested Directors' Fees and Expenses	13
Prepaid Insurance Expense	23
Total Expenses	6,735
Expense Waiver	(5,315)
Net Expenses	$1,420
Net Income (Loss)	$85,321

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/15	$2,050,069
Net Income (Loss)	85,321

Net Asset Value End of Month	$2,135,390
Net Asset Value Per Share (150,000 Shares)	$14.24

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended December 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(18,215)
Unrealized Gain (Loss) on Market Value of Futures	17,038
Unrealized Gain (Loss) on Foreign Currency Translations	(459)
Interest Income	216
Total Income (Loss)	$(1,420)

Expenses
Management Fees	$1,095
Professional Fees	5,109
Brokerage Commissions	54
Non-interested Directors' Fees and Expenses	12
Prepaid Insurance Expense	18
Total Expenses	6,288
Expense Waiver	(5,363)
Net Expenses	$925
Net Income (Loss)	$(2,345)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/15	$1,981,865
Net Income (Loss)	(2,345)

Net Asset Value End of Month	$1,979,520
Net Asset Value Per Share (100,000 Shares)	$19.80

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended December 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(13,382,644)
Unrealized Gain (Loss) on Market Value of Futures	14,751,372
Unrealized Gain (Loss) on Foreign Currency Translations	(459)
Interest Income	81,989
ETF Transaction Fees	1,400
Total Income (Loss)	$1,451,658

Expenses
Management Fees	$361,793
Professional Fees	77,124
Brokerage Commissions	35,703
Non-interested Directors' Fees and Expenses	3,331
Prepaid Insurance Expense	6,172
Total Expenses	484,123
Expense Waiver	(10,678)
Net Expenses	$473,445
Net Income (Loss)	$978,213

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/15	$542,001,088
Withdrawals (450,000 Shares)	(18,228,421)
Net Income (Loss)	978,213

Net Asset Value End of Month	$524,750,880

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612